UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2025

Windtree Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39290	94-3171943
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2600 Kelly Road, Suite 100, Warrington, Pennsylvania	18976
(Address of principal executive offices)	(Zip Code)

(215) 488-9300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WINT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 24, 2025, Windtree Therapeutics, Inc. filed a Current Report on Form 8-K (the “Original Report”) disclosing that it had issued a press release on March 20, 2025, which was to be attached as Exhibit 99.1. Exhibit 99.1 was inadvertently omitted in the Original Report. This Amendment No. 1 to Form 8-K (this “Amendment No. 1”), which amends the Original Report, is being filed solely to include Exhibit 99.1 that was omitted in the Original Report. Except as described herein, this Amendment No. 1 does not amend, update, or change any other items or disclosures in the Original Report.

Item 7.01. Regulation FD Disclosure.

The disclosures set forth in Item 7.01 of the Original Report are incorporated into this Amendment No. 1 by reference without changes, except that all references to Exhibit 99.1 in the Original Report refer to Exhibit 99.1 filed herewith.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Windtree Therapeutics, Inc.

March 25, 2025	By:	/s/ Jed Latkin
	Name:	Jed Latkin
	Title:	President and Chief Executive Officer